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                                                                   EXHIBIT 4.2.1

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

               SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      This Second Amended and Restated Stockholders Agreement (this "Agreement") is made as of this 21st day of January, 2005, by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation (the "Company"), the holders of the Company's Common Stock (as defined below) set forth on Schedule A attached hereto (the "Common Stockholders"), the holders of the Company's Preferred Stock (as defined below) set forth on Schedule B attached hereto (each individually, a "Preferred Stockholder", and together, the "Preferred Stockholders", and together with the Common Stockholders and such other individuals or entities who may become a party hereto from time to time upon execution of a joinder agreement in a form satisfactory to the Company, referred to collectively herein as the "Stockholders" and individually as a "Stockholder").

                                   WITNESSETH:

      WHEREAS, the Company has sold shares of Series C Preferred Stock (the "Series C Financing") pursuant to that certain Securities Purchase and Exchange Agreement, dated as of August 9, 2004 by and among the Company and certain Purchasers (as defined therein) (the "Securities Purchase Agreement");

      WHEREAS, pursuant to the initial closing of the Series C Financing, the Company and certain of its stockholders entered into that certain Amended and Restated Stockholders Agreement, dated as of August 9, 2004, by and among the Company and certain holders of Capital Stock (as defined below) of the Company (the "Amended and Restated Stockholders Agreement");

      WHEREAS, in connection with the sale of up to an additional 86,244,688 shares of Series C Preferred Stock pursuant to the terms of the Securities Purchase Agreement, the Company and certain holders of the Company's Capital Stock now desire to amend and restate the Amended and Restated Stockholders Agreement;

      WHEREAS, the Amended and Restated Stockholders Agreement may be amended by the agreement of the Company and the holders of not less than 60% in interest of Capital Stock of the Company held by the stockholders which are a party to the Amended and Restated Stockholders Agreement;

      WHEREAS, the Board of Directors of the Company (the "Board of Directors") has determined that it is in the best interests of the Company that the Company further amend and restate the Amended and Restated Stockholders Agreement and enter into this Agreement;

      WHEREAS, pursuant to that certain Co-Sale Agreement (the "Co-Sale Agreement") dated October 12, 1995, by and among the Company and the stockholders named therein, as

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amended on each of October 31, 1997, May 13, 1999 and May 16, 2000, certain provisions herein shall be subject to the terms of the Co-Sale Agreement until such time as the Co-Sale Agreement is duly terminated.

      NOW, THEREFORE, in consideration of the covenants and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby mutually acknowledged, the parties hereto covenant and agree as follows:

      SECTION 1. Certain Definitions.

      As used in this Agreement, the following terms shall have the following respective meanings:

      "Capital Stock" means the Preferred Stock and Common Stock.

      "Commission" means the Securities and Exchange Commission, or any other federal agency at the time administering the Securities Act.

      "Common Stock" means the Company's common stock, par value $.01 per share.

      "Derivative Securities" shall mean any shares of stock and other securities that are convertible into or exchangeable for shares of Common Stock and any options, warrants, and other rights to acquire shares of Common Stock or securities convertible into or exchangeable for shares of Common Stock.

      "Exchange Act" means the Securities Exchange Act of 1934, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

      "Funding Warrants" means those certain warrants to purchase shares of the Company's capital stock, dated on or about August 8, 2003, issued by the Company to certain holders of the Company's Capital Stock.

      "Indemnified Party" means a party entitled to indemnification pursuant to
Section 2(e).

      "Indemnifying Party" means a party obligated to provide indemnification pursuant to Section 2(e).

      "Initiating Holders" means the Series C Preferred Stockholders initiating a request for registration pursuant to Section 2(a)(i) or (ii), as the case may be.

      "Initial Public Offering" means the initial underwritten public offering of shares of Common Stock pursuant to an effective Registration Statement under the Securities Act resulting in gross proceeds to the Company of at least $40 million (prior to the deduction of underwriters' commissions, discounts and expenses) and at a pre-money valuation of the Company of no less than $135 million.

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      "Other Holders" means holders of securities of the Company (other than the
Preferred Stockholders) who are entitled, by contract with the Company, to have securities included in a Registration Statement.

      "Preferred Stock" means the Series AB Preferred Stock and the Series C Preferred Stock.

      "Prospectus" means the prospectus included in any Registration Statement, as amended or supplemented by an amendment or prospectus supplement, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such Prospectus.

      "Registrable Shares" means (a) the shares of Common Stock issued or issuable upon conversion of the Preferred Stock, (b) any other shares of Common Stock, and any shares of Common Stock issued or issuable upon the conversion or exercise of any other securities, including the Funding Warrants and Series AB Warrants, acquired by the Preferred Stockholders, and (c) any other shares of Common Stock issued in respect of such shares (because of stock splits, stock dividends, reclassifications, recapitalizations or similar events); provided, however, that, shares of Common Stock which are Registrable Shares shall cease to be Registrable Shares (i) upon any sale pursuant to a Registration Statement, or (ii) upon the occurrence of the events set forth in Section 2(l). Wherever reference is made in this Agreement to a request or consent of holders of a certain percentage of Registrable Shares, the determination of such percentage shall only include shares of Common Stock issued or issuable upon conversion of the Series C Preferred Stock (even if such conversion has not been effected).

      "Registration Expenses" means all expenses incurred by the Company in complying with the provisions of Section 2, including, without limitation, all registration and filing fees, exchange listing fees, printing expenses, fees and expenses of counsel for the Company and the reasonable fees and expenses of one counsel selected by the Selling Stockholders to represent the Selling Stockholders, which expenses shall not exceed $25,000, state Blue Sky fees and expenses, and the expense of any special audits incident to or required by any such registration, but excluding underwriting discounts, selling commissions and the fees and expenses of Selling Stockholders' own counsel (other than the counsel selected to represent all Selling Stockholders).

      "Registration Statement" means a registration statement filed by the Company with the Commission for a public offering and sale of securities of the Company (other than a registration statement on Form S-8 or Form S-4, or their successors, or any other form for a similar limited purpose, or any registration statement covering only securities proposed to be issued in exchange for securities or assets of another corporation).

      "Securities" means the Preferred Stock, Funding Warrants, Common Stock, the Series AB Warrants and any shares of the Company's Capital Stock issuable upon the conversion or exercise thereof

      "Securities Act" means the Securities Act of 1933, as amended, or any successor federal statute, and the rules and regulations of the Commission issued under such Act, as they each may, from time to time, be in effect.

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      "Selling Stockholder" means any Preferred Stockholder owning Registrable
Shares included in a Registration Statement.

      "Series AB Preferred Stock" means the Company's Series AB Convertible Preferred Stock, par value $.01 per share.

      "Series AB Warrants" means those warrants to purchase shares of Series AB Preferred Stock, dated on or about August 9, 2004, issued pursuant to the Securities Purchase Agreement.

      "Series C Preferred Stock" means the Company's Series C Convertible Preferred Stock, par value $.01 per share.

      "Shares" means the shares of Capital Stock of the Company now held or hereafter acquired by a Stockholder.

      SECTION 2. Registration Rights.

         (a) Required Registrations.

                  (i) At any time after the earlier to occur of (A) six months after the closing of the Initial Public Offering and (B) January 21, 2008, a Series C Preferred Stockholder or Series C Preferred Stockholders holding in the aggregate at least 40% of the Registrable Shares then outstanding may request, in writing, that the Company effect the registration on Form S-1 or Form S-2 (or any successor form) of Registrable Shares owned by such Series C Preferred Stockholder or Series C Preferred Stockholders having an aggregate value of at least $5,000,000 (based on the market price or fair value on the date of such request).

                  (ii) At any time after the Company becomes eligible to file a
            Registration Statement on Form S-3 (or any successor form relating to secondary offerings), a Series C Preferred Stockholder or Series C Preferred Stockholders holding Registrable Shares may request, in writing, that the Company effect the registration on Form S-3 (or such successor form), of Registrable Shares having an aggregate value of at least $2,000,000 (based on the public market price on the date of such request).

                  (iii) Upon receipt of any request for registration pursuant to this Section 2, the Company shall promptly give written notice of such proposed registration to all other Preferred Stockholders. Such Preferred Stockholders shall have the right, by giving written notice to the Company within 30 days after the Company provides its notice, to elect to have included in such registration such number of their Registrable Shares as such Preferred Stockholders may request in such notice of election, subject in the case of an underwritten offering to the terms of Section 2(a)(iv) below. Thereupon, the Company shall, as expeditiously as possible, use its best efforts to effect the registration on an appropriate registration form of all Registrable Shares which the Company has been requested to so register; provided, however, that in the case of a registration

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            requested under Section 2(a)(ii), the Company will only be obligated to effect such registration on Form S-3 (or any successor form).

                  (iv) If the Initiating Holders intend to distribute the
            Registrable Shares covered by their request by means of an underwriting, they shall so advise the Company as a part of their request made pursuant to Section 2(a)(i) or (ii), as the case may be, and the Company shall include such information in its written notice referred to in Section 2(a)(iii). In such event, (i) the right of any other Preferred Stockholder to include its Registrable Shares in such registration pursuant to Section 2(a)(i) or (ii), as the case may be, shall be conditioned upon such other Preferred Stockholders' participation in such underwriting on the terms set forth herein, and (ii) all Preferred Stockholders including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters managing the offering; provided that such underwriting agreement shall not provide for indemnification or contribution obligations on the part of the Preferred Stockholders materially greater than the obligations of the Preferred Stockholders pursuant to Section 2(e) herein. The Initiating Holders shall have the right to select the managing underwriter(s) for any underwritten offering requested pursuant to Section 2(a)(i) or (ii), subject to the approval of the Company, which approval will not be unreasonably withheld, conditioned or delayed. If any Preferred Stockholder who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its Registrable Shares from such Registration Statement and underwriting. If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the number of Registrable Shares to be included in the Registration Statement and underwriting shall be allocated among all Preferred Stockholders requesting registration in proportion, as nearly as practicable, to the respective number of Registrable Shares held by them on the date of the request for registration made by the Initiating Holders pursuant to Section 2(a)(i) or (ii), as the case may be. If any Preferred Stockholder would thus be entitled to include more Registrable Shares than such Preferred Stockholder requested to be registered, the excess shall be allocated among other requesting Preferred Stockholders pro rata in the manner described in the preceding sentence.

                  (v) The Company shall not be required to effect more than two registrations in the aggregate pursuant to Section 2(a)(i) or more than two registrations in any twelve month period pursuant to
            Section 2(a)(ii). In addition, the Company shall not be required to effect any registration pursuant to Section 2(a)(i): (A) within six months after the closing of the Initial Public Offering or (B) if the Company delivers notice to the holders of Registrable Shares within 30 days of any registration request of its intent to file a registration statement for a public offering within 90 days, provided that the Company, shall, in good faith, use its best efforts to cause such registration statement to become effective. For purposes of this Section 2(a)(v), a Registration Statement shall not be counted as

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            having been effected until such time as such Registration Statement has been declared effective by the Commission (unless the Initiating Holders withdraw their request for such registration (other than as a result of information concerning the business or financial condition of the Company which is made known to the Preferred Stockholders after the date on which such registration was requested) and elect not to pay the Registration Expenses therefor pursuant to Section 2(d)). For purposes of this Section 2(a)(v), a Registration Statement shall not be counted as having been effected if, as a result of an exercise of the underwriter's cut-back provisions, less than 50% of the total number of Registrable Shares that Preferred Stockholders have requested to be included in such Registration Statement are so included.

                  (vi) If at the time of any request to register Registrable
            Shares by Initiating Holders pursuant to this Section 2(a), the Company is engaged or has plans to engage in a registered public offering or is engaged in any other activity which, in the good faith determination of the Company's board of directors, would be adversely affected by the requested registration, then the Company may at its option direct that such request be delayed for a period not in excess of 90 days from the date of such request, such right to delay a request to be exercised by the Company not more than once in any 12-month period.

         (b) Incidental Registration.

                  (i) Whenever the Company proposes to file a Registration
            Statement covering shares of Common Stock (other than a Registration Statement filed pursuant to Section 2(a) or on Form S-4 or Form S-8 or similar or successor forms) at any time and from time to time, it will, prior to such filing, give written notice to all Preferred Stockholders of its intention to do so; provided, that no such notice need be given if no Registrable Shares are to be included in the Company's initial public offering as a result of a written notice from the managing underwriter pursuant to Section 2(b)(ii) below. Upon the written request of a Preferred Stockholder or Preferred Stockholders given within 20 days after the Company provides such notice (which request shall state the intended method of disposition of such Registrable Shares), the Company shall use its best efforts to cause all Registrable Shares which the Company has been requested by such Preferred Stockholder or Preferred Stockholders to register to be registered under the Securities Act to the extent necessary to permit their sale or other disposition in accordance with the intended methods of distribution specified in the request of such Preferred Stockholder or Preferred Stockholders; provided that the Company shall have the right to postpone or withdraw any registration effected pursuant to this Section 2(b) without obligation to any Preferred Stockholder.

                  (ii) If the registration for which the Company gives notice pursuant to Section 2(b)(i) is a registered public offering involving an underwriting, the Company shall so advise the Preferred Stockholders as a part of the written notice given pursuant to
            Section 2(b)(i). In such event, (i) the right of any Preferred

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            Stockholder to include its Registrable Shares in such registration pursuant to this Section 2(b) shall be conditioned upon such Preferred Stockholder's participation in such underwriting on the terms set forth herein and (ii) all Preferred Stockholders including Registrable Shares in such registration shall enter into an underwriting agreement upon customary terms with the underwriter or underwriters selected for the underwriting by the Company. If any Preferred Stockholder who has requested inclusion of its Registrable Shares in such registration as provided above disapproves of the terms of the underwriting, such person may elect, by written notice to the Company, to withdraw its shares from such Registration Statement and underwriting. If the managing underwriter advises the Company in writing that marketing factors require a limitation on the number of shares to be underwritten, the shares held by holders other than Preferred Stockholders and Other Holders shall be excluded from such Registration Statement and underwriting to the extent deemed advisable by the managing underwriter, and, if a further reduction of the number of shares is required, the number of shares that may be included in such Registration Statement and underwriting shall be allocated among all Preferred Stockholders and Other Holders requesting registration in proportion, as nearly as practicable, to the respective number of shares of Common Stock (on an as-converted basis) held by them on the date the Company gives the notice specified in Section 2(b)(i) above; provided that, except where such proposed underwritten public offering is the Company's initial public offering, in each of the foregoing cases, holders of Registrable Shares shall be entitled to include, on a pro rata basis, an aggregate of such Registrable Shares equal to 30% of the total number of securities registered in such proposed underwritten public offering. If any Preferred Stockholder or Other Holder would thus be entitled to include more shares than such holder requested to be registered, the excess shall be allocated among other requesting Preferred Stockholders and Other Holders pro rata in the manner described in the preceding sentence. Unless the registration is with respect to the Company's initial public offering, in no event shall the shares to be sold pursuant to this Section 2(b) by the Preferred Stockholders be reduced below 30% of the total amount of securities included in such registration.

         (c) Registration Procedures.

                  (i) If and whenever the Company is required by the provisions of this Agreement to use its best efforts to effect the registration of any Registrable Shares under the Securities Act, the Company shall:

                        (1) file with the Commission a Registration Statement with respect to such Registrable Shares and use its best efforts to cause that Registration Statement to become effective as soon as possible;

                        (2) as expeditiously as possible prepare and file with the Commission any amendments and supplements to the Registration Statement and the prospectus included in the

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                              Registration Statement as may be necessary to
                              comply with the provisions of the Securities Act (including the anti-fraud provisions thereof) and to keep the Registration Statement effective for 12 months from the effective date or such lesser period until all such Registrable Shares are sold; provided, however, that (A) such 12 month period shall be extended for a period of time equal to the period the Selling Stockholder refrains from selling any securities included in such registration at the request of any underwriter of Common Stock (or other securities) of the Company; and (B) in the case of any registration of Registrable Shares on Form S-3 which are intended to be offered on a continuous or delayed basis, such 12 month period shall be extended, if necessary, to keep the Registration Statement effective until all such Registrable Shares are sold, provided that Rule 415, or any successor rule under the Securities Act, permits an offering on a continuous or delayed basis, and provided further that applicable rules under the Securities Act governing the obligation to file a post-effective amendment permit, in lieu of filing a post-effective amendment which (I) includes any prospectus required by Section 10(a)(3) of the Securities Act or (II) reflects facts or events representing a material or fundamental change in the information set forth in the Registration Statement, the incorporation by reference of information required to be included in (I) and
                              (II) above to be contained in periodic reports filed pursuant to Section 13 or 15(d) of the Exchange Act in the registration statement;

                        (3) as expeditiously as possible furnish to each Selling Stockholder such reasonable numbers of copies of the Prospectus, including any preliminary Prospectus, in conformity with the requirements of the Securities Act, and such other documents as such Selling Stockholder may reasonably request in order to facilitate the public sale or other disposition of the Registrable Shares owned by such Selling Stockholder;

                        (4) as expeditiously as possible use its best efforts to register or qualify the Registrable Shares covered by the Registration Statement under the securities or Blue Sky laws of such states as the Selling Stockholders shall reasonably request, and do any and all other acts and things that may be necessary or desirable to enable the Selling Stockholders to consummate the public sale or other disposition in such states of the Registrable Shares owned by the Selling Stockholders; provided, however, that the Company shall

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                              not be required in connection with this paragraph
                              (4) to qualify as a foreign corporation or execute a general consent to service of process in any jurisdiction;

                        (5) as expeditiously as possible, cause all such Registrable Shares to be listed on each securities exchange or automated quotation system on which similar securities issued by the Company are then listed;

                        (6) promptly provide a transfer agent and registrar for all such Registrable Shares and a CUSIP number for all such Registrable Shares not later than the effective date of such Registration Statement;

                        (7) promptly make available for inspection by the Selling Stockholders, any managing underwriter participating in any disposition pursuant to such Registration Statement, and any attorney or accountant or other agent retained by any such underwriter or selected by the Selling Stockholders, all financial and other records, pertinent corporate documents and properties of the Company and cause the Company's officers, directors, employees and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such Registration Statement;

                        (8) as expeditiously as possible, notify each Selling Stockholder, promptly after it shall receive notice thereof, of the time when such Registration Statement has become effective or a supplement to any Prospectus forming a part of such Registration Statement has been filed; and

                        (9) as expeditiously as possible following the effectiveness of such Registration Statement, notify each Selling Stockholder covered by such Registration Statement, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, of (i) any request by the Commission for the amending or supplementing of such Registration Statement or Prospectus or the issuance of any stop order by the Commission in respect of such Registration Statement, or (ii) the happening of any event as a result of which the Prospectus, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing.

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                  (ii) If the Company has delivered a Prospectus to the Selling
            Stockholders and after having done so the Prospectus is amended to comply with the requirements of the Securities Act, the Company shall promptly notify the Selling Stockholders and, if requested, the Selling Stockholders shall immediately cease making offers of Registrable Shares and return all Prospectuses to the Company. The Company shall promptly provide the Selling Stockholders with revised Prospectuses and, following receipt of the revised Prospectuses, the Selling Stockholders shall be free to resume making offers of the Registrable Shares.

                  (iii) In the event that, in the judgment of the Company, it is advisable to suspend use of a Prospectus included in a Registration Statement due to pending material developments or other events that have not yet been publicly disclosed and as to which the Company believes public disclosure would be detrimental to the Company, the Company shall notify all Selling Stockholders to such effect, and, upon receipt of such notice, each such Selling Stockholder shall immediately discontinue any sales of Registrable Shares pursuant to such Registration Statement until such Selling Stockholder has received copies of a supplemented or amended Prospectus or until such Selling Stockholder is advised in writing by the Company that the then current Prospectus may be used and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. Notwithstanding anything to the contrary herein, the Company shall not exercise its rights under this Section 2(c)(iii) to suspend sales of Registrable Shares for a period in excess of 30 days consecutively or 60 days in any 365-day period.

         (d) Allocation of Expenses. The Company will pay all Registration Expenses for all registrations under this Agreement; provided, however, that if a registration under Section 2(a) is withdrawn at the request of the Initiating Holders (other than as a result of information concerning the business or financial condition of the Company which is made known to the Selling Stockholders after the date on which such registration was requested) and if the Initiating Holders elect not to have such registration counted as a registration requested under Section 2(a), the Selling Stockholders shall pay the Registration Expenses of such registration pro rata in accordance with the number of their Registrable Shares included in such registration.

         (e) Indemnification and Contribution.

                  (i) In the event of any registration of any of the Registrable
            Shares under the Securities Act pursuant to this Agreement, the Company will indemnify and hold harmless each Selling Stockholder, each underwriter of such Registrable Shares, and each other person, if any, who controls such Selling Stockholder or underwriter within the meaning of the Securities Act or the Exchange Act against any losses, claims, damages or liabilities, joint or several, to which such Selling Stockholder, underwriter or controlling person may become subject under the Securities Act, the Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof)

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            arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to such Registration Statement, (b) the omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, or (c) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law in connection with the Registration Statement or the offering contemplated thereby; and the Company will reimburse such Selling Stockholder, underwriter and each such controlling person for any legal or any other expenses reasonably incurred by such Selling Stockholder, underwriter or controlling person in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any untrue statement or omission made in such Registration Statement, preliminary prospectus or prospectus, or any such amendment or supplement, in reliance upon and in conformity with information furnished to the Company, in writing, by or on behalf of such Selling Stockholder, underwriter or controlling person specifically for use in the preparation thereof.

                  (ii) In the event of any registration of any of the
            Registrable Shares under the Securities Act pursuant to this Agreement, each Selling Stockholder, severally and not jointly, will indemnify and hold harmless the Company, each of its directors and officers and each underwriter (if any) and each person, if any, who controls the Company or any such underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities, joint or several, to which the Company, such directors and officers, underwriter or controlling person may become subject under the Securities Act, Exchange Act, state securities or Blue Sky laws or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement under which such Registrable Shares were registered under the Securities Act, any preliminary prospectus or final prospectus contained in the Registration Statement, or any amendment or supplement to the Registration Statement, or (b) any omission or alleged omission to state a material fact required to be stated therein or necessary to make the statements therein not misleading, if and to the extent (and only to the extent) that the statement or omission (referenced in "(a)" or "(b)" above) was made in reliance upon and in conformity with information relating to such Selling Stockholder furnished in writing to the Company by such Selling Stockholder specifically for use in connection with the preparation of such Registration Statement, prospectus, amendment or supplement; provided, however, that the obligations of a Selling Stockholder hereunder shall be limited to an amount equal to the net proceeds to such Selling Stockholder of Registrable Shares sold in connection with such registration.

                  (iii) Each Indemnified Party shall give notice to the
            Indemnifying Party promptly after such Indemnified Party has actual knowledge of any claim as to which indemnity may be sought, and shall permit the Indemnifying Party to assume the defense of any such claim or any litigation resulting therefrom; provided, that counsel for the Indemnifying Party, who shall conduct the defense of such claim or litigation, shall be approved by the Indemnified Party (whose approval shall not be unreasonably withheld, conditioned or delayed); and, provided, further, that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under this Section 2(e) except to the extent that the Indemnifying Party is adversely affected by such failure. The Indemnified Party may participate in such defense and retain its own counsel at such party's expense; provided, however, that the Indemnifying Party shall pay such reasonable fees and expenses if, in the reasonable opinion of counsel to the Indemnified Party, either (x) one or more defenses are available to the Indemnified Party that are not available to the Indemnifying Party, or (y) a conflict or potential conflict exists between the Indemnified Party, on the one hand, and the Indemnifying Party, on the other hand, that would make separate representation advisable; and provided, further, that in no event shall the Indemnifying Party be required to pay the expenses of more than one law firm as counsel for the Indemnified Party. The Indemnifying Party also shall be responsible for the expenses of such defense if the Indemnifying Party does not elect to assume such defense. No Indemnifying Party, in the defense of any such claim or litigation shall, except with the consent of each Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect of such claim or litigation, and no Indemnified Party shall consent to entry of any judgment or settle such claim or litigation without the prior written consent of the Indemnifying Party, which consent shall not be unreasonably withheld, conditioned or delayed.

                  (iv) In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in this
            Section 2(e) is due in accordance with its terms but for any reason is held to be unavailable to an Indemnified Party in respect to any losses, claims, damages and liabilities referred to herein, then the Indemnifying Party shall, in lieu of indemnifying such Indemnified Party, contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities to which such party may be subject in such proportion as is appropriate to reflect the relative fault of the Company on the one hand and the Selling Stockholders on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative fault of the Company and the Selling Stockholders shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of material fact related to information supplied by the Company or the Selling Stockholders and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2(e)(iv) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this Section 2(e)(iv), (a) in no case shall any one Selling Stockholder be liable or responsible for any amount in excess of the net proceeds received by such Selling Stockholder from the offering of Registrable Shares and (b) the Company shall be liable and responsible for any amount in excess of such proceeds; provided, however, that no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties under this Section 2(e)(iv), notify such party or parties from whom contribution may be sought, but the omission so to notify such party or parties from whom contribution may be sought shall not relieve such party from any other obligation it or they may have thereunder or otherwise under this Section 2(e)(iv). No party shall be liable for contribution with respect to any action, suit, proceeding or claim settled without its prior written consent, which consent shall not be unreasonably withheld, conditioned or delayed.

                  (v) The rights and obligations of the Company and the Selling
            Stockholders under this Section 2(e) shall survive the termination of this Agreement.

         (f) Other Matters with Respect to Underwritten Offerings. In the event that Registrable Shares are sold pursuant to a Registration Statement in an underwritten offering pursuant to Section 2(a), the Company agrees to (a) enter into an underwriting agreement containing customary representations and warranties with respect to the business and operations of the Company and customary covenants and agreements to be performed by the Company, including without limitation customary provisions with respect to indemnification by the Company of the underwriters of such offering; (b) use its best efforts to cause its legal counsel to render customary opinions to the underwriters with respect to the Registration Statement; and (c) use its best efforts to cause its independent public accounting firm to issue customary "cold comfort letters" to the underwriters with respect to the Registration Statement.

         (g) Information by Holder. Each holder of Registrable Shares included in any registration shall furnish to the Company such information regarding such holder and the distribution proposed by such holder as the Company may reasonably request in writing and as shall be required in connection with any registration, qualification or compliance referred to in this Agreement.

         (h) Transfer of Registration Rights. Each holder of Registrable Shares may transfer his, her or its Registration Rights to (i) an Affiliate (as defined in Section 3(c)); (ii) a member of the Family (as defined in Section 3(c)) or to trusts or limited or general partnerships established for the benefit of such holder or members of such holder's Family or (iii) any transferee who acquires at least 200,000 shares of Preferred Stock or the number of Common Stock issuable upon conversion thereof (as adjusted for stock splits, combinations and the like); provided, however, that the Company be given written notice thereof in accordance with Section 18 at least 10 days in advance of such transfer.

         (i) "Lock-Up" Agreement: Confidentiality of Notices. Each Preferred Stockholder and any transferee thereof, if requested by the Company and the managing underwriter of the Initial Public Offering, shall not sell or otherwise transfer or dispose of any Shares (excluding securities acquired in the Initial Public Offering or in the public market after such offering) held by such Preferred Stockholder or such transferee for a period of 180 days following the effective date of the Registration Statement for the Initial Public Offering; provided, that all stockholders of the Company then holding at least 1% of the outstanding Common Stock (on an as-converted basis) and all executive officers and directors of the Company enter into similar agreements; and provided further, that to the extent that any such officer, director, or stockholder of the Company is released (in whole or in part) from such lock-up agreement prior to its scheduled termination date, each Preferred Stockholder executing such a lock-up agreement will have the proportionate percentage of its securities released from such lock-up agreement. Notwithstanding the foregoing, nothing in this Section 2(i) shall prevent a Preferred Stockholder from making a transfer of any Common Stock that was listed on a national stock exchange actively traded over-the-counter or traded on the Nasdaq National Market at the time it was acquired by the Preferred Stockholder or was acquired by such Preferred Stockholder pursuant to Rule 144A of the Securities Act, including any shares acquired in the Initial Public Offering of the Company.

            The Company may impose stop-transfer instructions with respect to the Shares subject to the foregoing restriction until the end of such 180-day period.

            Any Preferred Stockholder and any transferee thereof receiving any written notice from the Company regarding the Company's plans to file a Registration Statement shall treat such notice confidentially and shall not disclose such information to any person other than as necessary to exercise its rights under this Agreement.

         (j) Limitations on Subsequent Registration Rights. The Company shall not, without the prior written consent of holders of Series C Preferred Stock holding at least 66 2/3% of the Registrable Shares then held by all holders of Series C Preferred Stock, enter into any agreement (other than this Agreement) with any holder or prospective holder of any securities of the Company which grant such holder or prospective holder rights to include securities of the Company in any Registration Statement, unless such registration rights, including, without limitation, the related lock-up provisions, are on a subordinated basis to the registration rights granted herein.

         (k) Rule 144 Requirements. After the earliest of (i) the closing of the sale of securities of the Company pursuant to a Registration Statement, (ii) the registration by the

   Company of a class of securities under Section 12 of the Exchange Act, or
   (iii) the issuance by the Company of an offering circular pursuant to Regulation A under the Securities Act, the Company agrees to:

                  (i) make and keep current public information about the Company available, as those terms are understood and defined in Rule 144;

                  (ii) file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements); and

                  (iii) furnish to any holder of Registrable Shares upon request
            (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such holder may reasonably request to avail itself of any similar rule or regulation of the Commission allowing it to sell any such securities without registration.

         (l) Termination. All of the Company's obligations to register the Registrable Shares pursuant to this Section 2 shall terminate upon the earlier of (i) five years after the closing of the Initial Public Offering,
   (ii) the date on which no Preferred Stockholder holds any Registrable Shares or (iii) as to any Preferred Stockholder, such earlier time at which all Registrable Shares held by such Preferred Stockholder (and any Affiliate if the Preferred Stockholder must aggregate its sales under Rule 144) can be sold in any single ninety (90) day period without registration in compliance with Rule 144 of the Securities Act (without reliance on Rule 144(k) thereunder).

      SECTION 3. General Restrictions on Transfer of Securities.

         (a) During the term of this Agreement, none of the Securities owned on the date hereof or hereafter acquired by any Stockholder may be transferred, assigned, pledged, encumbered or otherwise hypothecated except in accordance with the provisions of this Agreement.

         (b) Any attempted transfer of Securities other than in accordance with this Agreement (other than an involuntary transfer by operation of law) shall be null and void and the Company shall refuse to recognize any such transfer and shall not reflect on its records any change in record ownership of Securities pursuant to any such transfer.

         (c) Notwithstanding anything contained herein to the contrary, it is understood and agreed that: (i) each of the Stockholders who is an individual may transfer any or all of the shares of Capital Stock of the Company beneficially owned by such Stockholder to such Stockholder's spouse, lineal ascendants or descendants, brothers or sisters ("Family"), or to trusts or limited or general partnerships established for the benefit of such Stockholder or such Stockholder's Family members; provided, however, that in connection with such transfer, the transferee executes a counterpart signature page to this Agreement and agrees to be bound by all of the provisions hereof as if it were the transferor hereunder; (ii) each of the Stockholders which is a trust may transfer any or all of the shares of Capital Stock owned by it to the beneficiaries thereof provided, however, that in connection with such transfer, the transferee executes a counterpart signature page to this Agreement and agrees to be bound by all the provisions hereof as if it were the transferor hereunder; (iii) each of the Stockholders that is a corporation, partnership, limited liability company or other business entity may transfer any shares of Capital Stock owned by it to Affiliate(s) (as hereinafter defined) of such Stockholder; provided, however, that in connection with such transfer, each transferee executes a counterpart signature page to this Agreement and agrees to be bound by all of the provisions hereof as if it were the transferor hereunder; and (iv) each of the Stockholders may transfer the Funding Warrants in accordance with the terms thereof and hereof. For purposes hereof, "Affiliate" shall mean with respect to any Stockholder that is a corporation, partnership, limited liability company or other business entity, any of the stockholders, subsidiaries, officers, directors, current or former members or current or former partners of such Stockholder, and any other corporation, partnership or other business entity which directly or indirectly controls, is controlled by or is under common control with such Stockholder.

         (d) Notwithstanding the foregoing, no Stockholder shall be permitted to transfer any shares of Capital Stock, without the approval of the Board of Directors, to a transferee that is a competitor of the Company, as determined by the Board of Directors of the Company in its sole discretion; provided however, that none of Yamanouchi Pharmaceutical Co., Ltd., Yamanouchi Group Holding, Inc. or Yamanouchi Pharma America, Inc. shall be deemed a competitor of the Company. For purposes of this Agreement, the transferor shall cooperate with the Company and provide all necessary information about such transferee when deemed necessary and appropriate by the Board of Directors of the Company to determine whether a potential transferee is a competitor of the Company.

      SECTION 4. Offer of Sale: Notice of Proposed Sale.

      If any Stockholder desires to transfer any of the Shares held by such Stockholder to a third party pursuant to a bona fide offer, or any interest in such Shares, in any transaction other than pursuant to Sections 3(c) and (d) of this Agreement, such Stockholder (the "Selling Holder") shall deliver written notice of his, her or its desire to do so (the "Notice") to the Company, in the manner prescribed in Section 18 of this Agreement. The Notice must specify: (i) the name and address of the party to which the Selling Holder proposes to sell or otherwise dispose of the Shares or an interest in the Shares (the "Offeror"),
(ii) the number of Shares the Selling Holder proposes to sell or otherwise dispose of (the "Offered Shares"), (iii) the consideration per Share to be delivered to the Selling Holder for the proposed sale, transfer or disposition, and (iv) all other material terms and conditions of the proposed transaction (the "Proposed Transaction"). If such Stockholder is also a party to the Co-Sale Agreement, then such Stockholder shall first comply with the provisions of the Co-Sale Agreement. If all or any portion of such Shares are not transferred pursuant to the terms of the Co-Sale Agreement, then such Stockholder shall next comply with the provisions of this Agreement as set forth below.

      SECTION 5. Company's Option to Purchase.

         (a) The Company shall have the first option to purchase all or any part of the Offered Shares for the consideration per share and on the terms and conditions specified in the Notice. The Company must exercise such option, no later than 15 days after such Notice is deemed under Section 18 hereof to have been delivered to it, by written notice to the Selling Holder.

         (b) In the event the Company does not exercise its option in writing within such 15-day period with respect to all of the Offered Shares, the Company shall, by the last day of such period, give written notice of that fact to the Selling Holder (the "Company Notice"). The Company Notice shall specify the number of Offered Shares not purchased by the Company (the "Remaining Shares").

         (c) In the event the Company duly exercises its option to purchase all or part of the Offered Shares, the closing of such purchase shall take place at the offices of the Company on the later of (i) the date five days after the expiration of such 15-day period or (ii) the date that the Stockholders consummate their purchase of Remaining Shares under Section 6 hereof.

         (d) To the extent that the consideration proposed to be paid by the Offeror for the Offered Shares consists of property other than cash or a promissory note, the consideration required to be paid by the Company and/or the Stockholders exercising their options under Sections 5 and 6 hereof may consist of cash equal to the value of such property, as determined in good faith by agreement of the Selling Holder and the Company and/or the Stockholders acquiring such Offered Shares.

      SECTION 6. Stockholders' Option to Purchase.

         (a) In the event the Company elects to purchase less than all of the Offered Shares pursuant to Section 5 above, then the Selling Holder shall deliver a notice (the "Stockholder Notice") to the Company and to each other Stockholder who, together with its Affiliates, then holds at least 2% of the then outstanding Capital Stock of the Company, on an as converted to Common Stock basis (each a "Qualified Stockholder"), which Stockholder Notice shall be in the form and substance satisfactory to the Company, granting each Qualified Stockholder an option, exercisable for a period of 15 days from the date of delivery of the Stockholder Notice, to purchase any or all of the Remaining Shares for the consideration per share and on the terms and conditions set forth in the Notice, subject to a pro-rata reduction, if necessary, as provided by Section 6(b) below. Such option shall be exercised by delivery by such Qualified Stockholder of written notice to the Selling Holder, Secretary of the Company and to the other Qualified Stockholders.

         (b) In the event two or more such Qualified Stockholders exercise their option in Section 6(a) above, for a total number of Remaining Shares in excess of the number available, then the Remaining Shares available for each such Qualified Stockholder's option shall be allocated to such Qualified Stockholder pro rata based on the number of Shares held by such Qualified Stockholder divided by the total number of Shares held by all of the Qualified Stockholders so electing.

         (c) If the options to purchase the Remaining Shares are exercised in full by the Qualified Stockholders, the Company shall immediately notify all of the exercising Qualified Stockholders of that fact. The closing of the purchase of the Remaining Shares shall take place at the offices of the Company no later than five days after the date of such notice to the Qualified Stockholders.

         (d) If the Company or the Qualified Stockholders shall not have purchased all of the Offered Shares, subject to the provisions of Section 7 below, then the Selling Holder may sell such Remaining Shares to the Offeror on terms no more favorable to the Offeror than as set forth in the Notice within 90 days of the date of the Notice. Otherwise, such Shares must then again comply with the terms of this Agreement. Notwithstanding the foregoing, any Selling Holder may not transfer such Offered Shares to a competitor of the Company, unless otherwise agreed to by the Board of Directors of the Company. The definition of a competitor shall be determined by the Board of Directors of the Company, in its sole discretion. For purposes hereof, the Selling Holder shall cooperate with the Company and provide all necessary information about such Offeror when deemed necessary and appropriate by the Board of Directors of the Company to determine whether a potential Offeror is a competitor of the Company.

         (e) Any Qualified Stockholder may allow an Affiliate thereof to exercise the rights of such Qualified Stockholder to purchase Shares under this Section 6, and such Affiliate shall be deemed to be a Qualified Stockholder for purposes hereof; provided, however, that neither the Company nor the Selling Holder shall be responsible for providing notice to any such Affiliate, and provided further that such Affiliate shall be required to comply with all applicable notice periods and other requirements under this Agreement.

      SECTION 7. Failure to Fully Exercise Options; Co-Sale.

         (a) If any of Michael Kauffman, Chen Schor, Oren Becker or Silvia Noiman (each a "Co-Sale Offeror") desires to transfer any of the Shares held by such individual to a third party pursuant to a bona fide offer, or any interest in such Shares, in any transaction other than pursuant to Section 3(c) of this Agreement, after meeting the requirements of Sections 4, 5, and 6 herein, such Co-Sale Offeror shall only be able to transfer any Remaining Shares after meeting the requirements of this Section 7 which entitles each holder of shares of Preferred Stock to transfer its Shares in such Proposed Transaction pursuant to this Section 7(a) (each such holder of Preferred Stock who so elects to transfer, a "Participating Stockholder"). As soon as practicable following the expiration of the 15-day period set forth in
   Section 6(a), and in no event later than five days thereafter, the Co-Sale Offeror shall provide notice to each holder of Preferred Stock (the "Co-Sale Notice") of its right to participate in the Proposed Transaction on a pro rata basis with the Co-Sale Offeror (the "Co-Sale Option"). Each of the holders of Preferred Stock shall have the right to exercise its Co-Sale Option by giving written notice of such intent to participate (the "Co-Sale Acceptance Notice") to the Co-Sale Offeror within ten days after receipt of the Co-Sale Notice (the "Co-Sale Election Period"). Each such acceptance notice shall indicate the maximum number of Shares which the Participating Stockholder wishes to transfer. Any Participating Stockholder shall be permitted to transfer to the relevant Offeror in connection with any exercise of the Co-Sale Option, at its option, (i) shares of Common Stock acquired upon conversion of such Preferred Stock, (ii) an option to acquire Common Stock when such Participating Stockholder receives the same upon conversion of such Preferred Stock, with the same effect as if Common Stock were being conveyed, or (iii) shares of Preferred Stock. The Co-Sale Offeror shall use his best efforts to interest the Offeror in purchasing, in addition to the Remaining Shares, the Shares the Participating Stockholders wish to transfer. If the Offeror does not wish to purchase all of the Shares made available by the Co-Sale Offeror and the Participating Stockholders, then each Participating Stockholder and the Co-Sale Offeror shall be entitled to sell, at the price and on the terms and conditions set forth in the Notice (provided that the price set forth in the Offer with respect to shares of Common Stock shall be appropriately adjusted, if necessary, based on the conversion ratio of any Preferred Stock to be sold), a portion of the Shares being sold to the Offeror, in the same proportion as such Co-Sale Offeror's or Participating Stockholder's ownership of Shares (on an as-converted to Common Stock basis) bears to the aggregate number of Shares (on an as-converted to Common Stock basis) owned by the Co-Sale Offeror and the Participating Stockholders. The transaction contemplated by the Notice, as adjusted pursuant to this Section 7(a), shall be consummated not later than 60 days after the expiration of the Option Period.

         (b) If the Participating Stockholders do not elect to sell the full number of Shares which they are entitled to sell pursuant to Section 7(a), the Co-Sale Offeror shall be entitled to sell to the Offeror, according to the terms set forth in the Notice, that number of his own Remaining Shares which equals the difference between the number of Shares desired to be purchased by the Offeror and the number of Shares the Participating Stockholders are entitled to sell pursuant to Section 7(a). If the Co-Sale Offeror wishes to sell any such Shares at a price per Share which differs from that set forth in the Notice, upon terms different from those previously offered to the Company and the Qualified Stockholders, or more than 60 days after the expiration of the Option Period, then, as a condition precedent to such transaction, such Shares must first be offered to the Company and the Qualified Stockholders on the same terms and conditions as given the Offeror, and in accordance with the procedures and time periods set forth above.

         (c) Within ten calendar days after the end of the Co-Sale Election Period, the Co-Sale Offeror shall promptly notify each Participating Stockholder of the number of Shares held by such Participating Stockholder that will be included in the sale in connection with the Proposed Transaction and the date on which the Proposed Transaction will be consummated, which shall be no later than the later of (i) 30 calendar days after the end of the Co-Sale Election Period and (ii) the satisfaction of any governmental approval or filing requirements, if any. Each Participating Stockholder may effect its participation in any Proposed Transaction hereunder by delivery to the Offeror, or to the Co-Sale Offeror for delivery to the Offeror, of one or more instruments or certificates, properly endorsed for transfer, representing the Shares it elects to sell pursuant thereto. At the time of consummation of the Proposed Transaction, the Offeror shall remit directly to each Participating Stockholders that portion of the sale proceeds to which the Participating Stockholder is entitled by reason of its participation with respect thereto. No Shares may be purchased by the Offeror from the Co-Sale Offeror unless the Offeror simultaneously purchases from the Participating Stockholders all of the Shares that they have elected to sell pursuant to this Section 7.

         (d) Prior to the effectiveness of any sale to an Offeror hereunder, such Offeror shall have executed and delivered a counterpart signature page hereto, and such Offeror shall have all the rights and obligations under Sections 4, 5, 6 and 7 as if such Offeror were a Co-Sale Offeror.

         (e) Notwithstanding anything to the contrary herein, the rights provided to the holders of Preferred Stock in this Section 7 will terminate upon the closing of (i) an Initial Public Offering or (ii) a Sale (as hereinafter defined) of the Company in consideration for cash proceeds or to any entity required to file periodic reports pursuant to the Exchange Act (such transaction, a "Public Sale").

      SECTION 8. Purchasers or Transferees of Securities. Any person or entity who shall acquire (either voluntarily or involuntarily, by operation of law or otherwise) any Securities from a Stockholder or any permitted transferee, shall be bound by the provisions of this Agreement relating to the transfer and sale of such Securities to the same extent as the parties hereto and, prior to the registration of the transfer of any such Securities on the books of the Company, any purchaser or other transferee shall execute a counterpart to this Agreement agreeing to be bound by such provisions.

      SECTION 9. Sale of Shares Upon Death. In the event of the death of a Stockholder, all Securities owned by such Stockholder at the date of death shall be subject to the restrictions contained in this Agreement and shall not thereafter be sold, pledged, transferred or otherwise disposed of in any manner, except in compliance with the applicable provisions of this Agreement.

      SECTION 10. Voting and Required Sale. If: (i) any person or entity offers to acquire all or substantially all of the assets, stock or business of the Company by consolidation, merger or reorganization of the Corporation with or into any other person(s) or entity(-ies) or a sale, lease, exclusive license or other disposition (whether in a single transaction or a series of related transactions) of all or substantially all of the assets or outstanding capital stock of the Corporation or other similar transaction (other than a sale of equity securities for the primary purpose of raising capital) (a "Sale"); (ii) such transaction is approved by the Board of Directors; and (iii) the holders of at least 66 2/3% of the voting power of the Series C Preferred Stock consent in writing to such Sale (including by means of a proxy or stockholder consent voting in favor of such transaction), then the Stockholders shall be obligated to (a) vote all of his, her or its Shares in favor of such transaction, to the extent any such vote is required for the consummation of such transaction, (b) sell, transfer or exchange all of his, her or its Shares in connection with such transaction on the same terms as those consented to by such Stockholders, and
(c) execute and deliver such instruments of conveyance and transfer and take such other action, including executing any purchase agreement, merger agreement, indemnity agreement, escrow agreement or related documents, as may be reasonably required by the Company in order to carry out the terms and provisions of this
Section 10. If a party to this Agreement fails or refuses to vote or sell his, her or its Shares as required by, or votes his, her or its Shares in contravention of this Section 10, then such party hereby grants to the President and Treasurer of the Company an irrevocable proxy, coupled with an interest, to vote such Shares in accordance with this Section 10, and hereby appoints the President and Treasurer of the Company and each of them acting singly, his, her or its attorney-in-fact, to sell such Shares in accordance with the terms of this Section 10. At the closing of such transaction, each of the parties to this Agreement shall deliver, against receipt of the consideration payable in such transaction, certificates representing the Shares which such party holds of record or beneficially, with all endorsements necessary for transfer. In the event that any party fails or refuses to comply with the provisions of this Section 10, the Company, the Stockholders and the purchaser in such transaction, at their option, may elect to proceed with such transaction notwithstanding such failure or refusal and, in such event and upon tender of the specified consideration to any such party, the rights of any such party with respect to the Shares of such party of such party shall cease.

      SECTION 11. Legend on Stock Certificates. Each of the presently outstanding certificates, and each of the certificates issued after the date hereof representing Shares shall conspicuously bear a legend, in substantially the following form, until such time as the Shares represented thereby are no longer subject to the provisions hereof:

      "THE SECURITIES REPRESENTED BY THIS CERTIFICATE OR AGREEMENT ARE SUBJECT TO THE TERMS AND CONDITIONS OF THE AMENDED AND RESTATED STOCKHOLDERS AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, BY AND AMONG PREDIX PHARMACEUTICALS HOLDINGS, INC. (THE "COMPANY") AND CERTAIN OF THE STOCKHOLDERS OF THE COMPANY. COPIES OF SUCH AGREEMENT MAY BE OBTAINED AT NO COST BY WRITTEN REQUEST MADE BY THE HOLDER OF THIS CERTIFICATE TO THE COMPANY."

      The Company covenants that it shall keep a copy of this Agreement on file at the address listed in Section 18 for the purpose of furnishing copies to the holders of record of shares of Capital Stock.

      SECTION 12. Financial Statements and Other Information.

         (a) The Company shall deliver to each holder of at least 3,000,000 shares of Preferred Stock and/or Common Stock issued on conversion thereof (as adjusted for any stock splits, stock dividends, recapitalizations or similar events):

                  (i) within 120 days after the end of each fiscal year of the
            Company, an audited balance sheet of the Company as at the end of such year and audited statements of income and of cash flows of the Company for such year, certified by certified public accountants of established national reputation selected by the Company, and prepared in accordance with generally accepted accounting principles consistently applied;

                  (ii) within 45 days after the end of each fiscal quarter of the Company (other than the fourth quarter), an unaudited balance sheet of the Company as at the end of such quarter, and unaudited statements of income and of cash flows of the Company for such fiscal quarter and for the current fiscal year to the end of such fiscal quarter, compared against the annual budget and business plan set forth in paragraph (iii) below; and

                  (iii) as soon as available, but in any event prior to the
            commencement of each new fiscal year, an annual budget and business plan (which shall include projected financial statements) for such fiscal year.

         (b) The foregoing financial statements shall be prepared on a consolidated basis if the Company then has any subsidiaries. The financial statements delivered pursuant to clause (ii) above shall be accompanied by a certificate of the chief financial officer of the Company stating that such statements have been prepared in accordance with generally accepted accounting principles consistently applied (except as noted) and fairly present the financial condition and results of operations of the Company at the date thereof and for the periods covered thereby.

         (c) The Company shall permit each holder of at least 3,000,000 shares of Preferred Stock and/or Common Stock issued upon conversion thereof (as adjusted for any stock splits, stock dividends, recapitalizations or similar events) to visit and inspect the properties of the Company, including its corporate and financial records, and to discuss its business and finances with officers, advisors and representatives of the Company, during normal business hours following reasonable notice and as often as may be reasonably requested.

         (d) Notwithstanding anything to the contrary herein, the rights provided in this Section 12 will terminate upon the closing of an Initial Public Offering or the Public Sale of the Company.

      SECTION 13. Insurance. The Company will maintain key-man life insurance with respect to the life of Michael Kauffman, having a death benefit of at least $2,000,000, payable to the Company. The Company will maintain this key-man life insurance with respect to Michael Kauffman for so long as each he continues to be employed by the Company; and the Company will maintain with financially sound and reputable insurance companies, funds, or underwriters insurance of the kinds, covering the risks and in the relative proportionate amounts usually carried by reasonable and prudent companies conducting businesses similar to that of the Company. Key man insurance shall be obtained for other senior executives of the Company as may be determined from time to time by the Company's Board of Directors.

      SECTION 14. Representations and Warranties.

      The Company (with respect to each of clauses (i) and (ii) below) and each Stockholder (with respect to clause (ii) below) represents and warrants, severally and not jointly, to the Company and the other Stockholders as follows:

                  (i) The execution, delivery and performance of this Agreement by the Company will not violate any provision of law, any order of any court or other agency of government, or any provision of any material indenture, agreement or other instrument to which the Company or any of its properties or assets is bound, or conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the properties or assets of the Company (other than those arising hereunder).

                  (ii) This Agreement has been duly executed and delivered by the Company or such Stockholder, as the case may be, and constitutes the legal, valid and binding obligation of the Company or such Stockholder, enforceable against the Company or such Stockholder in accordance with its terms, except as enforcement may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application affecting the enforcement of creditors' rights, and except that the availability of the equitable remedies of specific performance and injunctive relief may be subject to the discretion of the court before which any proceeding may be brought.

      SECTION 15. Duration of Agreement. Other than Section 2, which shall terminate pursuant to the provisions set forth in Section 2(l) and as otherwise specifically set forth herein, all other terms and provisions of this Agreement shall terminate upon the consummation of the Company's Initial Public Offering and shall not apply to such offering; provided, however, Sections 16 through 23 shall survive so long as Section 2 shall survive. Additionally, this Agreement shall terminate as to each Stockholder upon the transfer of all Securities owned by such Stockholder and such Stockholder will thereafter no longer be deemed to be a Stockholder for purposes of this Agreement. Further, except as specifically set forth in Section 10 hereof and otherwise specifically set forth therein, the provisions of this Agreement shall terminate upon the consummation of the Public Sale of the Company.

      SECTION 16. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware.

      SECTION 17. Benefits of Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, legal representatives and heirs; provided, however, that the Agreement may only be assigned in connection with an estate transfer or a transfer permitted under the terms hereof.

      SECTION 18. Notices. Any notice, demand or request required or permitted to be given under the provisions of this Agreement: (a) shall be in writing; (b) shall be delivered personally, including by means of telecopy or courier, or mailed by registered or certified mail, postage prepaid and return receipt requested; (c) shall be deemed given on the date of personal delivery or on the date set forth on the return receipt; and (d) shall be delivered or mailed as follows or to such other address as any party may from time to time direct the Company in writing:

                  (i) if to the Company, at Predix Pharmaceuticals Holdings,
            Inc., 10K Gill Street, Woburn, MA, 01801, Attention: Chief Executive Officer; and

                  (ii) if to any Stockholder, at its respective address set
            forth on Schedule A or Schedule B attached hereto.

      SECTION 19. Modification. Except as otherwise provided herein, neither this Agreement nor any provision hereof may be modified, changed, discharged or terminated except by the agreement of holders of not less than 66 2/3% in interest of Series C Preferred Stock held by the Series C Preferred Stockholders, and all Stockholders shall be bound by such modification, change, discharge or termination with the same force and effect as if all such Stockholders agreed thereto. Notwithstanding the foregoing, (i) any adverse modification, change, discharge or termination to or of the rights, privileges or obligations of holders of a specific class or series of Capital Stock (different than that made to or affecting all classes of Capital Stock generally herein) shall require the agreement of a majority of such affected class or series or Capital Stock; (ii) the right of any Nominator to elect a Series C Director or Series AB Director pursuant to Section 24(b) herein may not be modified, changed, discharged or terminated except by the agreement of such Nominator; (iii) Schedules A & B may be amended from time to time to add additional holders of Common Stock or Preferred Stock, as the case may be, who may acquire such Capital Stock of the Company from time to time and who agree to become a party to this Agreement; (iv) the penultimate sentence of subsection
(d) of Section 3 may not be amended, modified, changed, discharged or terminated without the consent of Yamanouchi Venture Capital LLC so long as Yamanouchi Venture Capital LLC owns at least 1,588,238 shares of Series C Preferred Stock and (v) Section 7 shall not be amended without the consent of not less than a majority of the voting power of the outstanding shares held by the Co-Sale Offerors (including any options or warrants held by such Co-Sale Offerors) calculated on a fully-diluted basis.

      SECTION 20. Severability. In the event that any one or more of the provisions contained in this Agreement or in any other instrument referred to herein shall, for any reason, be held to be invalid, illegal or unenforceable, such illegality, invalidity or unenforceability shall not affect any other provisions of this Agreement.

      SECTION 21. Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute one and the same instrument.

      SECTION 22. Pronouns. Whenever the context may require, any pronouns used in this Agreement shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural, and vice versa.

      SECTION 23. Entire Agreement. This Agreement and the Schedules attached hereto constitute the entire agreement of the parties with respect to the subject matter hereof, and, except with respect to the Co-Sale Agreement, supersedes and replaces all previous agreements, including all stockholders agreements signed by the Company prior to the date hereof, relating to the subject matter hereof. In the event of any conflict between this Agreement and any other agreement or instrument with respect to the subject matter hereof, the provisions of this Agreement shall control.

      SECTION 24. Board of Directors.

         (a) For so long as this Agreement remains in effect, each Stockholder will vote (or consent pursuant to an action by written consent of stockholders) any and all Shares, and will use his, her or its best efforts to cause the several members of the Company's Board of Directors to vote, so as to elect members of the Board of Directors, to maintain the membership of the Board of Directors, and to cause the Company to act or abstain from acting, in accordance with all of the provisions of this Agreement. The Company will not recognize or give effect to any vote or consent of any Stockholder in violation of this Agreement to the extent permitted by Delaware law.

         (b) The Stockholders agree to vote (or consent pursuant to an action by written consent of stockholders) all Shares now or hereafter owned or controlled by them, and otherwise to use their respective best efforts as stockholders of the Company, to fix the number of directors constituting the whole Board of Directors at ten (10), and to elect as directors of the Company on the date hereof and in any subsequent election of directors the following persons: (i) the Chief Executive Officer of the Company (so long as he is employed by the Company) as the representative of the holders of Common Stock, who shall initially be Michael Kauffman; (ii) one person nominated by Orbimed Advisors LLC for so long as Orbimed Advisors LLC (or its Affiliates) holds shares of Series C Preferred Stock (who shall initially be Jonathan Silverstein); (iii) one person nominated by Forward Ventures V, L.P. for so long as Forward Ventures V, L.P. (or its Affiliates) holds shares of Series C Preferred Stock (who shall initially be Joel Martin); (iv) one person nominated by Boston Millennia Partners for so long as Boston Millenia Partners II Limited Partnership (or its Affiliates) holds shares of Series C Preferred Stock (who shall initially be Patrick Fortune); (v) one person nominated by S.R. One Limited for so long as S.R. One Limited (or its Affiliates) holds shares of Series C Preferred Stock (who shall initially be Maxine Gowen); (vi) one person nominated by CMEA Ventures VI, L.P. for so long as CMEA Ventures VI, L.P. (or its Affiliates) holds shares of Series C Preferred Stock (who shall initially be David Collier); (vii) one person nominated by Yozma II Israel L.P. for so long as Yozma II Israel L.P. (or its Affiliates) holds shares of Series AB Preferred Stock (who shall initially be Yigal Erlich); and (viii) three independent directors mutually acceptable to all of the remaining members of the Board of Directors, who initially shall be Julian Adams, Frederick Frank and Ted Love.

         The power to nominate a director pursuant to this Section 24(b) includes the exclusive power to remove such director. If any person or entity or group of persons or entities specified in this Section 24(b) as having the right to nominate a director (a "Nominator") gives written notice to the other Stockholders of a desire to remove a director nominated by the Nominator, the other Stockholders will vote all of their Shares in favor of removing that director. If for any reason any director nominated by a Nominator ceases to hold office, the Nominator will have the exclusive right to nominate another individual to fill the vacancy so created for the unexpired term of office of such former director, and the other Stockholders will vote all of their Shares in favor of electing the individual so nominated to fill such vacancy.

         In the event that any Nominator set forth in Sections 24(b)(ii), (iii),
   (iv), (v) and (vi) (each, a "Series C Director") is no longer entitled to nominate a Series C Director pursuant to the terms of Sections 24(b)(ii),
   (iii), (iv), (v) and (vi), the Series C Director previously nominated by such Nominator shall be replaced with a member of the Board of Directors nominated by the holders of a majority of the shares of Series C Preferred Stock.

         In the event that the Nominator set forth in Section 24(b)(vii) (the "Series AB Director") is no longer entitled to nominate the Series AB Director pursuant to the terms of Section 24(b)(vii), the Series AB Director previously nominated by such Nominator shall be replaced with a member of the Board of Directors nominated by the holders of a majority of the shares of Series AB Preferred Stock.

         (c) The Company agrees to use its best efforts to ensure that the rights granted hereunder are effective and that the parties hereto enjoy the benefits thereof. Such actions include, without limitations, the use of the Company's best efforts to cause the nomination and election of the directors as provided above, by causing a meeting of stockholders to be held or by causing a written consent of stockholders to be circulated. The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all of the provisions of this Agreement and in the taking of all such actions as may be necessary, appropriate or reasonably requested by the holders of a majority of the outstanding voting securities held by the parties hereto (assuming conversion of all outstanding securities) in order to protect the rights of the parties hereunder against impairment.

         (d) From and after the date hereof, one representative of Yamanouchi Venture Capital LLC (for so long as Yamanouchi Venture Capital LLC holds an amount of shares of Preferred Stock representing at least 5% of the Capital Stock of the Company, calculated on a fully-diluted basis) (the "Observer"), shall be entitled to (a) be present at all meetings of the Board of Directors, and (b) notification of any such meetings, including such meetings' time and place, in the same manner as the directors thereof. The Observer shall have the same access to information concerning the business and operations of the Company and at the same time as the directors of the Company and shall be entitled to participate in discussions, consult with, and furnish advice to, the Board of Directors. Notwithstanding the above, the Observer shall not be a director. As such, the Observer shall not have the right to vote at any meetings and shall not be entitled to any indemnification or any insurance coverage provided by the Company. The Company, in its sole discretion, reserves the right to exclude any Observer from all or part of any meeting of the Board of Directors to extent reasonably necessary to protect confidential information of the Company or maintain a legal privilege with respect to information of the Company, or to conduct business without the presence of non-director employees of the Company. Notwithstanding anything to the contrary herein, the prohibitions and rights provided in this subsection (d) of Section 23 will terminate upon the closing of an Initial Public Offering or the Public Sale of the Company.

      SECTION 25. Preemptive Rights.

         (a) The Company hereby grants to each Stockholder who holds at least 3,000,000 shares of Preferred Stock and/or Common Stock issued upon conversion thereof (each a "Right Holder") the right to purchase, pro rata, all (or any part) of any New Securities (as defined in Section 25(b) hereof) that the Company may, from time to time, propose to sell or issue. Each such Right Holder's pro rata share of the New Securities (its "Basic Amount") for purposes of this Section 25, is equal to the ratio of (i) the number of shares of Common Stock then held of record by, plus the total number of shares of Common Stock issuable upon conversion of any other shares of Capital Stock and Derivative Securities of the Company convertible into shares of Common Stock then held of record by, such Right Holder to (ii) the sum of the total number of shares of the Common Stock issued and outstanding as of the date of such determination plus the total number of shares of Common Stock issuable upon exercise, conversion, or exchange of the shares of Capital Stock and Derivative Securities of the Company or exercisable, convertible, or exchangeable into shares of Common Stock outstanding at such time.

         (b) "New Securities" shall mean any equity securities of the Company, whether now authorized or not, and rights, options, or warrants to purchase said equity securities, and securities of any type whatsoever that are, or may become, convertible into said equity securities; provided that "New Securities" does not include the issuances of the following types of securities: (i) shares of Common Stock issued by the Company pursuant to stock dividends, stock splits, recapitalizations, and similar transactions;
   (ii) shares of Common Stock issued upon conversion of shares of Series C Preferred Stock or Series AB Preferred Stock; (iii) shares of Common Stock issued upon exercise, conversion, or exchange of any Derivative Securities that are outstanding as of the date hereof or that are issued after the date hereof so long as the Rights Holder was offered the right to purchase such Derivative Securities when first issued pursuant to this Section 25(a); (iv) shares of Common Stock issuable or issued to employees, consultants, officers or directors of the Company either directly or pursuant to a stock option plan or other incentive plan approved by the Board of Directors of the Company (including at least three Series C Directors), where such issuance is approved by the Board of Directors of the Company or a committee designated by the Board of Directors; (v) shares of the Company's capital stock including options, warrants or other similar securities issued in consideration of or in connection with the grant by or to the Company of marketing rights, license rights or similar rights or in consideration of or in connection with the exchange of proprietary technology, in each such case with the prior approval of the Board of Directors (including at least three Series C Directors); (vi) shares of the Company's capital stock including options, warrants or other similar securities issued to landlords, lenders, commercial financing, leasing companies or other service providers of the Company, in each such case with the prior approval of the Board of Directors (including at least three Series C Directors); (vii) shares of the Company's capital stock including options, warrants or other similar rights issued in connection with acquisitions or strategic alliances in each such case with the prior approval of the Board of Directors (including at least three Series C Directors); (viii) shares of the Company's capital stock issued in connection with a public offering in which all outstanding shares of Preferred Stock convert to Common Stock; (ix) shares of the Company's Capital Stock issued pursuant to the Funding Warrants; (x) up to 61,093,320 shares of Series AB Preferred Stock (as adjusted for stock splits, combinations and the like of the Series AB Preferred Stock) issued pursuant to the Series AB Warrants; and (xi) shares of Series C Preferred Stock issued pursuant to the Securities Purchase Agreement (including, without limitation, such shares issued under any "Securities Purchase Agreement" referenced in Section 2(c) of the Second Amendment to the Securities Purchase and Exchange Agreement dated the date hereof).

         (c) The Company shall not issue, sell or exchange, agree to issue, sell or exchange, or reserve or set aside for issuance, sale or exchange any New Securities unless the Company shall deliver to each Right Holder a written notice of any proposed or intended issuance, sale or exchange of New Securities (the "Offer"), which Offer shall
   (i) identify and describe the New Securities, (ii) describe the price and other terms upon which they are to be issued, sold or exchanged, and the number or amount of the New Securities to be issued, sold or exchanged, (iii) identify the persons or entities, if known, to which or with which the New Securities are to be offered, issued, sold or exchanged and (iv) offer to issue and sell to or exchange with such Right Holder (A) such Right Holder's Basic Amount, and (B) any additional portion of the New Securities required to be offered to Right Holders hereunder as such Right Holder shall indicate it will purchase or acquire should the other Right Holders subscribe for less than their respective Basic Amounts (the "Undersubscription Amount"). Each Right Holder shall have the right, for a period of 15 days following delivery of the Offer, to purchase or acquire, at the price and upon the other terms specified in the Offer, the number or amount of New Securities described above. The Offer by its terms shall remain open and irrevocable for such 15-day period.

         (d) To accept an Offer, in whole or in part, a Right Holder must deliver a written notice to the Company prior to the end of the 15-day period of the Offer, setting forth the portion of the Right Holder's Basic Amount that such Right Holder elects to purchase and, if such Right Holder shall elect to purchase all of its Basic Amount, the Undersubscription Amount (if any) that such Right Holder elects to purchase (the "Notice of Acceptance"). If the Basic Amounts subscribed for by all Right Holders are less than the Basic Amounts to which all Right Holders are entitled, then each Right Holder who has set forth an Undersubscription Amount in its Notice of Acceptance shall be entitled to purchase, in addition to the Basic Amount subscribed for, the Undersubscription Amount it has subscribed for; provided that should the Undersubscription Amounts subscribed for exceed the difference between the Basic Amounts to which all Right Holders are entitled and the Basic Amounts subscribed for (the "Available Undersubscription Amount"), each Right Holder who has subscribed for any Undersubscription Amount shall be entitled to purchase only that portion of the Available Undersubscription Amount as the Undersubscription Amount subscribed for by such Right Holder bears to the total Undersubscription Amounts subscribed for by all Right Holders, subject to rounding by the Board of Directors to the extent it reasonably deems necessary. (e) The Company shall have 180 days from the expiration of the period set forth in Section 25(c) above to issue, sell or exchange all or any part of such New Securities as to which a Notice of Acceptance has not been given by the Right Holders (the "Refused Securities"), but only upon terms and conditions which are not more favorable in any material respect to the acquiring party or parties or less favorable in any material respect to the Company than those described in the Offer.

         (f) Upon the closing of the issuance, sale or exchange of all or less than all the Refused Securities, the Right Holders shall acquire from the Company, and the Company shall issue to the Right Holders, the number or amount of New Securities specified in the Notices of Acceptance upon the terms and conditions specified in the Offer.

         (g) Pursuant to the terms of the Amended and Restated Stockholders Agreement, each of Eaton Vance Worldwide Health Sciences Portfolio, Hare and Co. FAO: Finsbury Worldwide Pharmaceutical Trust, Orbimed Associates LLC, Caduceus Private Investment, L.P., PW Juniper Crossover Fund, LLP, Yozma II (Israel) LP, Yozma Venture Capital Ltd., YVC-Yozma Management & Investments Ltd., as trustee for Yozma II (B.V.I)

   LP, PCM Venture Capital LP, International Life Science Partners L.P., S.R. One Limited and Foulon Limited agrees and acknowledges that each Funding Warrant held by such entity was terminated and of no further force and effect. Further, in consideration for receipt of the rights set forth in this
   Section 25, each other Rights Holder who holds a Funding Warrant agrees and acknowledges that the Funding Warrant held by each such Rights Holder is hereby terminated and of no further force and effect. Furthermore, PA International Limited acknowledges that it is considered a Rights Holder and its Funding Warrant is hereby terminated and of no further force and effect. For purposes of clarity, PA International Limited acknowledges that it shall have no rights to purchase shares of Series C Preferred Stock in accordance with the terms of its Funding Warrant following the sale of shares of Series C Preferred Stock pursuant to that certain Securities Purchase Agreement dated as of the date hereof by and among the Company and the Purchasers (as defined therein).

         (h) Notwithstanding anything to the contrary herein, the prohibitions and rights provided in this Section 25 will terminate upon the closing of an Initial Public Offering or the Public Sale of the Company.

         (i) Any Stockholder may, but shall not be required to, consider the number of shares of Preferred Stock owned by an Affiliate as being owned by such Stockholder solely for the purpose of determining whether such Stockholder shall be deemed a Rights Holder and be permitted to exercise the right to purchase shares under this Section 25.

      SECTION 26. Arbitration. Any controversy or claim arising out of or in conjunction with this Agreement (other than an action for injunctive relief) shall be settled by arbitration in accordance with the rules of the American Arbitration Association then in effect in the State of Delaware and judgment upon such award rendered by the arbitrator shall be final and binding upon the parties and may be entered and enforced in any court having jurisdiction thereof. The arbitration shall be held in the State of Delaware. The arbitration award shall include attorneys' fees and costs to the prevailing party, as of the day and year first above written.

      SECTION 27. Affirmative Covenants.

         (a) The Company shall cause each person who is presently an employee of or a consultant or independent contractor to the Company or who becomes an employee of or a consultant to the Company subsequent to the date hereof and who shall have or be proposed to have access to confidential or proprietary information of the Company to execute a confidentiality and assignment of inventions agreement, in a form approved by the Board of Directors, prior to the commencement of such person's employment or engagement by the Company in such capacity.

         (b) Any stock options granted after the date hereof by the Company shall provide that such options shall vest 25% one year following the date of such issuance or grant with the balance to vest in a series of 36 successive equal monthly installments, unless such stock option is granted with the prior approval of at least three of the Series C Directors.

         (c) Such stock options shall provide the Company with a right of first refusal on all transfers on Common Stock by employees and other persons pursuant to the Company's stock option/stock issuance plans, subject to customary exceptions and terminations. The Company shall assign its right of first refusal contained in any such options agreements (including Section 4 of each option agreement issued pursuant to the Company's 2003 Equity Incentive Plan) to the holders of outstanding Preferred Stock, on a pro rata basis, if the Company chooses not to exercise such right of first refusal.

         (d) The Company will indemnify board members to the broadest extent permitted by applicable law as currently provided in the Company's Amended and Restated Certificate of Incorporation pursuant to indemnification agreements. In addition, the Company shall implement and secure a policy of directors' and officers' liability insurance that is reasonably acceptable to Forward Ventures V, L.P.

         (e) The Company will reimburse each non-employee board member for any reasonable expenses incurred in connection with his or her attendance at the board meetings of the Company.

         (f) With the exception of the Chairman of the Board of Directors, each non-employee board member shall be compensated in an equal manner.

         (g) Notwithstanding anything to the contrary herein, the prohibitions and rights provided in this Section 27 will terminate upon the closing of an Initial Public Offering or the Public Sale of the Company.

      SECTION 28. Amended and Restated Stockholders' Agreement. By execution of this Agreement, each Stockholder, holding in the aggregate a sufficient number of shares of stock to amend the Amended and Restated Stockholders' Agreement in accordance with the provisions of Section 18 thereof, hereby agrees, for and on behalf of all parties to the Amended and Restated Stockholders' Agreement, that the Amended and Restated Stockholders' Agreement is hereby terminated and replaced in its entirety by this Agreement. Any signatory to the Amended and Restated Stockholders' Agreement who does not sign this Agreement shall be bound by the terms and conditions of this Agreement, pursuant to the provisions of
Section 18 of the Amended and Restated Stockholders' Agreement, as if the signatory to the Amended and Restated Stockholders' Agreement had signed this Agreement.

                                    * * * * *

Executed and delivered as an agreement under seal as of the date first above written.

                                PREDIX PHARMACEUTICALS HOLDINGS, INC.

                                By:   /s/ MICHAEL KAUFFMAN
                                    --------------------------------------------
                                    Name: Michael Kauffman
                                    Title: President and Chief Executive Officer

PREDIX PHARMACEUTICALS HOLDINGS, INC.

INSTRUMENT OF ADHERENCE
TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                                Signature: /s/ OREN BECKER
                                                           _____________________

                                                Print Name: Oren M. Becker
                                                            ____________________

                                                         Title: CSO
                                                                ________________

                                                         Address: ______________

                                                                  ______________

                                                         Telephone: ____________

                                                         Fax: __________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By:  /s/ MICHAEL KAUFFMAN
     _______________________________________
     Michael Kauffman
     Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              CMEA Ventures Life Sciences 2000, L.P.

                              Signature:  /s/ DAVID COLLIER
                                          --------------------------------------

                              Print Name: DAVID COLLIER

                                   Title: ______________________________________

                                   Address: ____________________________________

                                            ____________________________________

                                   Telephone: __________________________________

                                   Fax: ________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ---------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                         CMEA Ventures Life Sciences 2000, Civil Law Partnership

                         Signature:  /s/ DAVID COLLIER
                                     --------------------------------------

                         Print Name: DAVID COLLIER

                              Title: ______________________________________

                              Address: ____________________________________

                                       ____________________________________

                              Telephone: __________________________________

                              Fax: ________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ---------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              CMEA Ventures VI, LP

                              Signature:  /s/ DAVID COLLIER
                                          --------------------------------------

                              Print Name: DAVID COLLIER

                                   Title: ______________________________________

                                   Address: ____________________________________

                                            ____________________________________

                                   Telephone: __________________________________

                                   Fax: ________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ---------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              CMEA Ventures VI, GmbH & Co, K.G.

                              Signature:  /s/ DAVID COLLIER
                                          --------------------------------------

                              Print Name: DAVID COLLIER

                                   Title: ______________________________________

                                   Address: ____________________________________

                                            ____________________________________

                                   Telephone: __________________________________

                                   Fax: ________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ---------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              Signature: /s/ SIDNEY DILGREN
                                         --------------------------------------

                              Print Name: SIDNEY DILGREN

                                   Title:  Vice President

                                   Address: ____________________________________

                                            ____________________________________

                                   Telephone: __________________________________

                                   Fax: ________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ---------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              YOZMA VENTURE CAPITAL LTD.

                              By: /s/ YOAV DOPPELT
                                  ----------------------------------------------
                                  Name:  Yoav Doppelt
                                  Title: CEO

                                   Address: ____________________________________

                                            ____________________________________

                                   Telephone: __________________________________

                                   Fax: ________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ---------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              Signature: /s/ MAXINE DRABBLE
                                         ---------------------------------------

                              Print Name: Maxine Drabble

                                    Title:  Director - PA International Limited

                                   Address: ____________________________________

                                            ____________________________________

                                   Telephone: __________________________________

                                   Fax: ________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ---------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              YOZMA II (ISRAEL), L.P.

                              By: /s/ YIGAL ERLICH
                                  ---------------------------------------------
                                  Name: Yigal Erlich
                                  Title:

                              Address: ____________________________________

                                       ____________________________________

                              Telephone: __________________________________

                              Fax: ________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ---------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              YVC-YOZMA MANAGEMENT & INVESTMENTS LTD.,
                              AS TRUSTEE FOR YOZMA II (B.V.I.) L.P.

                              By: /s/ YIGAL ERLICH
                                  ----------------------------------------------
                                  Name:  Yigal Erlich
                                  Title:

                              Address: ____________________________________

                                       ____________________________________

                              Telephone: __________________________________

                              Fax: ________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ---------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              PCM VENTURE CAPITAL L.P.

                              By: /s/ YIGAL ERLICH
                                  -----------------------------------------
                                  Name: Yigal Erlich
                                  Title:

                              Address: ____________________________________

                                       ____________________________________

                              Telephone: __________________________________

                              Fax: ________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ---------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              Signature: /s/ FREDERICK FRANK
                                         ---------------------------------------

                              Print Name: FREDERICK FRANK

                                   Title: ______________________________________

                                   Address: ____________________________________

                                   Telephone: __________________________________

                                   Fax: ________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ----------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              BOSTON MILLENNIA PARTNERS II-A
                              LIMITED PARTNERSHIP

                              By: Glen Partners II Limited Partnership

                              By: /s/ MARTIN J. HERNON
                                  ---------------------------------------------
                                  Martin J. Hernon, General Partner

                              Address: ________________________________________

                                       ________________________________________

                              Telephone: ______________________________________

                              Fax: ____________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ----------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                             BOSTON MILLENNIA PARTNERS GMBH & CO. KG

                             By: Boston Millennia Verwaltungs GmbH

                             By: /s/ MARTIN J. HERNON
                                 ---------------------------------------------
                                 Martin J. Hernon, Managing Director

                              Address: ________________________________________

                                       ________________________________________

                              Telephone: ______________________________________

                              Fax: ____________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ----------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              BOSTON MILLENNIA PARTNERS II LIMITED PARTNERSHIP

                              By: Glen Partners II Limited Partnership

                              By: /s/ MARTIN J. HERNON
                                  ----------------------------------------------
                                  Martin J. Hernon, General Partner

                              Address: ________________________________________

                                       ________________________________________

                              Telephone: ______________________________________

                              Fax: ____________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ----------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              BOSTON MILLENNIA ASSOCIATES II LIMITED PARTNERSHIP

                              By: /s/ MARTIN J. HERNON
                                  --------------------------------------------
                                  Martin J. Hernon, General Partner

                              Address: ________________________________________

                                       ________________________________________

                              Telephone: ______________________________________

                              Fax: ____________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ----------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                              STRATEGIC ADVISORS FUND LIMITED PARTNERSHIP

                              By: Glen Partners II Limited Partnership,
                                  its General Partner

                              By: /s/ MARTIN J. HERNON
                                  --------------------------------------------
                                  Martin J. Hernon, General Partner

                              Address: ________________________________________

                                       ________________________________________

                              Telephone: ______________________________________

                              Fax: ____________________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ----------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
                                       TO
               SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ MICHAEL G. KAUFFMAN
                                               ---------------------------------

                                    Print Name: Michael G. Kauffman

                                           Title: CEO

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: __________________________

                                           Fax: ________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    -----------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ TOMIO KEZUKA
                                               ---------------------------------

                                    Print Name: Tomio Kezuka

                                           Title: Executive Vice President
                                                  JAFCO Co., Ltd.
                                                  Its General Partner

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: __________________________

                                           Fax: ________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ CHARLENE LEDBETTER
                                               ---------------------------------

                                    Print Name: Charlene Ledbetter
                                                Ledbetter Stevens, Inc.

                                           Title: Chairman

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: _________________________

                                           Fax: _______________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ---------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ JEAN-MARC LESIEUR
                                               ---------------------------------

                                    Print Name: JEAN-MARC LESIEUR - DIRECTOR
                                                HBM BioPartners Ltd.
                                                General partner of International
                                                Life Science Managers, L.P.,
                                         Title: General Partner of International
                                                Life Science Partners, L.P.

                                         Address: ______________________________

                                                  ______________________________

                                         Telephone: __________________________

                                         Fax: ________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    --------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                   The Yasuda Enterprise Development II, Limited Partnership

                                   Signature: /s/ MINORU OKA
                                              ----------------------------------

                                   Print Name: Minoru Oka
                                                President and Representative
                                                Director
                                         Title: Yasuda Enterprise Development
                                                Co., Ltd.

                                         Address: ______________________________

                                                  ______________________________

                                         Telephone: ________________________

                                         Fax: ______________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ H.H. MUNCHMEYER
                                               ---------------------------------

                                    Print Name: H.H. MUNCHMEYER

                                           Title: M.D.

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: __________________________

                                           Fax: ________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ----------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ IVOR ROYSTON
                                               ---------------------------------

                                    Print Name: IVOR ROYSTON

                                                 Managing Member
                                          Title: Forward Associates V, LLC

                                          Address: _____________________________

                                                   _____________________________

                                          Telephone: __________________________

                                          Fax: ________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    --------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
                                       TO
               SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ CHEN SCHOR
                                               ---------------------------------

                                    Print Name: Chen Schor

                                           Title: CBO, SVP

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: _________________________

                                           Fax: _______________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    --------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                 Signature: /s/ PHILIP L. SMITH /s/ MAXINE GOWEN
                                            ------------------------------------

                                 Print Name: PHILIP L. SMITH    MAXINE GOWEN

                                        Title: General Partner  President

                                        Address: _______________________________

                                                 _______________________________

                                        Telephone: ____________________________

                                        Fax: __________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    --------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                           NOVEL BIOVENTURES, LLC
                                           By: NOVEL BIOVENTURES, INC., its sole
                                               member

                                    Signature: /s/ YI-CHUNG YANG
                                               ---------------------------------

                                    Print Name: Yi-Chung Yang

                                           Title: Managing Director

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: _________________________

                                           Fax: _______________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    -------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                               Signature: /s/ YOSHITAKA YONEYAMA
                                          ---------------------------------

                               Print Name: YONEYAMA, YOSHITAKA

                                      Title: PRESIDENT & CHIEF EXECUTIVE OFFICER

                                      Address: _________________________________

                                               _________________________________

                                      Telephone: ____________________________

                                      Fax: __________________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ---------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                                  Trefoil, S.A.

                                    Signature: /s/ JEFFERSON R. VOSS
                                               ---------------------------------

                                    Print Name: Jefferson R. Voss

                                           Title: Director

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: ________________________

                                           Fax: ______________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
                                       TO
               SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ SILVIA NOIMAN
                                               ---------------------------------

                                    Print Name: SILVIA NOIMAN

                                           Title: SVP Pipeline Management

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: _________________________

                                           Fax: _______________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    --------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ ERIC BITTELMAN
                                               ---------------------------------

                                    Print Name: CADUCEUS PRIVATE INVESTMENTS LP

                                           Title: CFO

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: _________________________

                                           Fax: _______________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ ERIC BITTELMAN
                                               ---------------------------------

                                    Print Name: ORBIMED ASSOCIATES LLC

                                           Title: CFO

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: _________________________

                                           Fax: _______________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    -------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ ERIC BITTELMAN
                                               ---------------------------------

                                    Print Name: UBS JUNIPER CROSSOVER FUND LLC

                                           Title: CFO

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: ______________________

                                           Fax: ____________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    --------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                   Signature: /s/ ERIC BITTELMAN
                                              ---------------------------------

                                               HARE + CO. FAO FINSBURY WORLDWIDE
                                   Print Name: HEALTH SCIENCES PORTFOLIO

                                          Title: CFO

                                          Address: _____________________________

                                                   _____________________________

                                          Telephone: _________________________

                                          Fax: _______________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    -------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ ERIC BITTELMAN
                                               ---------------------------------

                                                EATON VANCE WORLDWIDE
                                    Print Name: HEALTH SCIENCES PORTFOLIO

                                           Title: CFO

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: ________________________

                                           Fax: ______________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ----------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                 Signature: /s/ LISA CRAWFORD /s/ MARC HOLLANDER
                                            ----------------------------------
                                              LISA CRAWFORD    Marc Hollander
                                              `A' DIRECTOR     B-Director

                                  Print Name: Investor Group L.P.

                                         By: Investor Group G.P. Limited

                                         Address: _____________________________

                                                  _____________________________

                                         Telephone: _________________________

                                         Fax: _______________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    -------------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ ROBERT SHAPIRO
                                               ---------------------------------

                                                DELAWARE CHARTER GUARANTEE TRUST
                                    Print Name: C/F ROBERT F. SHAPIRO, IRA

                                           Title: ______________________________

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: _________________________

                                           Fax: _______________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ----------------------------
    Michael Kauffman
    Chief Executive Officer

                      PREDIX PHARMACEUTICALS HOLDINGS, INC.

                             INSTRUMENT OF ADHERENCE
              TO SECOND AMENDED AND RESTATED STOCKHOLDERS AGREEMENT

      By execution and delivery of this signature page, the undersigned hereby agrees to become a party to that certain Second Amended and Restated Stockholders Agreement (the "Stockholders Agreement") by and among Predix Pharmaceuticals Holdings, Inc., a Delaware corporation, and the Stockholders (as defined in the Stockholders Agreement), dated as of January 21, 2005 (which amends and restates that certain Amended and Restated Stockholders Agreement dated as of August 9, 2004) and is entitled to all of the benefits under and subject to all of the obligations, restrictions and limitations set forth in the Stockholders Agreement that are applicable to the Stockholders. This Counterpart Signature Page shall take effect and shall become a part of said Stockholders Agreement immediately upon execution.

      Executed, in counterpart, as of the date set forth below.

                                    Signature: /s/ ROBERT SHAPIRO
                                               ---------------------------------

                                    Print Name: NORTH FORK ASSOCIATES, L.P.

                                           Title: MANAGING PARTNER

                                           Address: ____________________________

                                                    ____________________________

                                           Telephone: ________________________

                                           Fax: ______________________________

Accepted:

PREDIX PHARMACEUTICALS HOLDINGS, INC.

By: /s/ MICHAEL KAUFFMAN
    ----------------------------
    Michael Kauffman
    Chief Executive Officer

SCHEDULE A

LIST OF HOLDERS OF COMMON STOCK

Denis Noble
[ADDRESS]

The Chancellor, Masters & Scholars of the University of Oxford
[ADDRESS]

Penelope Noble
[ADDRESS]

Auckland UniServices Limited
c/o University of Auckland
[ADDRESS]

Jerry Balter
[ADDRESS]

The Jerry Balter Irrevocable Trust
[ADDRESS]

Punk Ziegel & Company
[ADDRESS]

The Johns Hopkins University
Licencing Johns Hopkins University
[ADDRESS]

Jane Maida
[ADDRESS]

Sherry Reynolds
[ADDRESS]

Gary Pestano
[ADDRESS]

Jian Li
[ADDRESS]

John Jeremy Rice
[ADDRESS]

Peter Kohl
[ADDRESS]

Peter Mark Grehlinger
[ADDRESS]

William Gibb
[ADDRESS]

Melanie Nelson
[ADDRESS]

Roberta Susnow
[ADDRESS]

John Doherty
[ADDRESS]

Charles DeLisi
Boston University
[ADDRESS]

Emilie Eng
[ADDRESS]

Thomas J. Colatsky
Paradigm Genetics
[ADDRESS]

Colin Bridgeman
[ADDRESS]

Svetlana Romanovic
[ADDRESS]

Oren Becker
[ADDRESS]

Silvia Noiman
[ADDRESS]

Zvi Naor
[ADDRESS]

Ramot At Tel Aviv University Ltd.
Univ Authority for Applied Research

Attn: Mr. Isaac Kohlberg, CEO
[ADDRESS]

Frederick S. Livingston III
[ADDRESS]

Nicholas John Gardner Hayes
[ADDRESS]

Ned Haubein
[ADDRESS]

Colette Manhire
[ADDRESS]

Raphael Nudelman
[ADDRESS]

Nicholas Aschenbach
[ADDRESS]

Robert Shapiro
[ADDRESS]

W. Elliott Walden
Joels S. Marcus Trustee of the Joel & Barbara Marcus Family Trust

Investor Growth Capital Limited
[ADDRESS]

Investor Group LP
[ADDRESS]

Lombard Odier & Cle
c/o Ultreia Capital
[ADDRESS]

Motorola, Inc.
[ADDRESS]

Viator One Limited -- c/o M.A.L.J. Group
[ADDRESS]

Biocentive Limited
c/o Mesco II Ltd.
[ADDRESS]

Oxford Bioscience Partners II L.P.
[ADDRESS]

Oxford Bioscience Partners (Bermuda) II L.P.
[ADDRESS]

Oxford Bioscience Partners (Adjunct) II L.P.
[ADDRESS]

Ariane Health Limited, LDC
c/o Muzinich & Co., Inc.
[ADDRESS]

New England Partners Capital, L.P.
[ADDRESS]

Hans-Detlef Boesel
M.M. Warburg & CO
[ADDRESS]

Dieter Pfundt
[ADDRESS]

Lee F. Meier
[ADDRESS]

James V. Mitchell
[ADDRESS]

Patricia W. Leicher
[ADDRESS]

GSI Global Shipping, Inc.
Att: Joseph Elmaleh, Ph.D.
[ADDRESS]

PA International Limited
[ADDRESS]

Ernst Equities
[ADDRESS]

CIP Capital L.P.
c/o SCP Private Equity Partners
[ADDRESS]

Peggy Danziger
[ADDRESS]

TLF Limited Partnership
[ADDRESS]

Leah S. Levin
[ADDRESS]

Steven Elms
[ADDRESS]

Larry Abrams
[ADDRESS]

PM Fallon Life Interest Trust
AIB Trust Company (Jersey Ltd.)
[ADDRESS]

Matthew Morahan
[ADDRESS]

William R. Miller
[ADDRESS]

TBA Acquisition Corp.
c/o Gerald E. Morris
Morris Asset Management Inc.
[ADDRESS]

Toni L. Katz
[ADDRESS]

Marc Kozin
[ADDRESS]

Robert J. Kheel
[ADDRESS]

Haulbowline II
Brean Murray & Co., Inc.
[ADDRESS]

George Gould
[ADDRESS]

SCHEDULE B

                       LIST OF HOLDERS OF PREFERRED STOCK

S.R. One Limited
[ADDRESS]

Steven Elms
[ADDRESS]

Foulon Limited
[ADDRESS]

Michael Gaito
[ADDRESS]

Neil Borg
[ADDRESS]

Haim Aviv
[ADDRESS]

Tzvi Aviv
[ADDRESS]

Ayelet Aviv
[ADDRESS]

ODIE Partnership
[ADDRESS]

Michael  G. Kauffman, MD, PhD
[ADDRESS]

Frederick Frank
[ADDRESS]

Eaton Vance Worldwide Health Sciences Portfolio
c/o OrbiMed Advisors LLC
[ADDRESS]

Hare and Co. FAO: Finsbury Worldwide Pharmaceutical Trust
c/o OrbiMed Advisors LLC
[ADDRESS]

Orbimed Associates LLC
Attn: Jonathan Silverstein
[ADDRESS]

Caduceus Private Investments LP
c/o OrbiMed Advisors LLC
[ADDRESS]

PW Juniper Crossover Fund LLC
c/o OrbiMed Advisors LLC
[ADDRESS]

Stelios Papadopoulos
[ADDRESS]

Yozma II (Israel) LP
c/o YVC - Yozma Mgt & Investments Ltd
[ADDRESS]

YVC Yozma Management and Investment Ltd., as trustees for Yozma II (BVI) LP c/o YVC - Yozma Mgt & Investments Ltd
[ADDRESS]

Yozma Venture Capital Ltd.
c/o YVC - Yozma Management & Investments Ltd.
 [ADDRESS]

PCM Venture Capital L.P.
c/o YVC - Yozma Management & Investments Ltd.
[ADDRESS]

Shelly D. Guyer
[ADDRESS]

Danziger Capital Partners
[ADDRESS]

SLRB-1
The Ayco Company, L.P.
[ADDRESS]

Geese Capital Partners
[ADDRESS]

Richard M. Danziger
[ADDRESS]

SK&CS Capital Partners
[ADDRESS]

INVESCO Global Health Sciences Fund
Aim Investment Services, Inc.
[ADDRESS]

Whitehall Financial  Group, Inc.
[ADDRESS]

Trefoil S.A.
[ADDRESS]

Detlef Bierbaum
[ADDRESS]

Eli W. Kaufman
[ADDRESS]

North Fork Associates L.P.
Klingenstein Fields & Co.,L.L.C.
[ADDRESS]

Delaware Charter Guarantee Trust,
C/F Robert Shapiro IRA
Attn: Robert Shapiro, Esq.
Klingenstein Fields & Co., LLC
[ADDRESS]

Joseph H. Flom
Skadden Arps Slate Meagher & Flom
[ADDRESS]

Walter W. Hess, Jr.
[ADDRESS]

Mulligan Beteligungs GmbH
Attn: Jens Klein
[ADDRESS]

Nelson Long, Jr. & Theresa G. Long
[ADDRESS]

International Life Science Partners L.P.
c/o DJG Advisors LLP
[ADDRESS]

Daniel Green
[ADDRESS]

Vivek Jain
JP Morgan
[ADDRESS]

Novel BioVentures, LLC
C/o Novel BioVentures Inc.
[ADDRESS]

Yamanouchi Venture Capital, LLC
[ADDRESS]

JAFCO Life Science No.1 Investment Enterprise Partnership
[ADDRESS]

Boston Millenia Partners GmbH
[ADDRESS]

Boston Millenia Partners II-A Limited Partnership
[ADDRESS]

Strategic Advisors Fund Limited Partnership
[ADDRESS]

Boston Millenia Associates II Partnership
[ADDRESS]

Boston Millenia Partners II Limited Partnership
[ADDRESS]

Forward Ventures V, L.P.
[ADDRESS]

Ledbetter Stevens, Inc.
[ADDRESS]

CMEA Ventures Life Sciences 2000, L.P.
[ADDRESS]

CMEA Ventures Life Sciences 2000, Civil Law Partnership
[ADDRESS]

CMEA Ventures VI, L.P.
[ADDRESS]

CMEA Ventures VI, GmbH & Co. K.G.
[ADDRESS]

The Yasuda Enterprise Development II, Limited Partnership
[ADDRESS]

AEOW 96, LLC
[ADDRESS]

Dickon & Lisa Pownell-Grey
[ADDRESS]

PA International Limited
[ADDRESS]

New England Partners Capital, L.P.
[ADDRESS]

TLF Limited Partnership
[ADDRESS]

George Gould
[ADDRESS]

Robert Shapiro
[ADDRESS]